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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 2, 1997
                Date of Report (Date of earliest event reported)


                     REPUBLIC SECURITY FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                 0-14671                                  59-2335075
        (Commission File Number)               (IRS Employer Identification No.)

          4400 Congress Avenue
        West Palm Beach, Florida                             33407
(Address of principal executive offices)                  (Zip Code)


                                 (561) 840-1200
               Registrant's Telephone Number, Including Area Code



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
ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         On December 2, 1997, Republic Security Financial Corporation ("RSFC or the "Company") acquired County Financial Corporation ("CFC"), a Florida corporation and County National Bank of South Florida, a National bank ("County"), in a stock-for-stock transaction. County merged into the Company's wholly owned subsidiary, Republic Security Bank.

         At October 31, 1997, County had assets of $263 million, loans of $142 million, deposits of $231 million and shareholder's equity of $24 million, with 14 full service branches in Dade County, Broward and Palm Beach Counties.

         Shareholders of CFC received 4.807 shares of the RSFC's common stock for each share of CFC common stock. As a result, RSFC issued approximately 6.1 million shares of its common stock for all the shares of CFC common stock. The acquisition was accounted for as a tax-free pooling of interests. Non-recurring costs in connection with the merger are estimated to be approximately $4.5 million, net of taxes.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

The following Financial Statements and Exhibits were previously filed on October 23, 1997 in Form S-4 (Amendment No.2):

(A)      Republic security Financial Corporation Financial Statements

         Condensed Consolidated Statements of Financial Condition at June 30, 1997 (unaudited) and December 31, 1996.

         Condensed Consolidated Statements of Income for the three months ended June 30, 1997 and 1996 (unaudited).

         Condensed Consolidated Statements of Income for the six months ended June 30, 1997 and 1996 (unaudited).

         Condensed Consolidated Statements of Shareholders' Equity for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996.

         Notes to Condensed Consolidated Financial Statements (unaudited).

         Consolidated Statements of Financial Condition at December 31, 1996 and 1995.

         Consolidated Statements of Income for the year ended December 31, 1996, the nine-month transition period ended December 31, 1995 and for the year ended March 31, 1995.

         Consolidated Statements of Shareholders' Equity for the year ended December 31, 1996, the nine-month transition period ended December 31, 1995 and for the year ended March 31, 1995.

         Consolidated Statements of Cash Flows for the year ended December 31, 1996, the nine-month period ended December 31, 1995 and for the year ended March 31, 1995.

         Notes to Consolidated Financial Statements.

(B)      County Bank Financial Statements

         Consolidated Balance Sheets at June 30, 1997 (unaudited) and December 31, 1996.

         Consolidated Statements of Income for the three and six months ended June 30, 1997 and 1996 (unaudited).

         Consolidated Statements of Stockholders' Equity for the three and six months ended June 30, 1997 (unaudited).

         Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1996 (unaudited).

         Notes to Unaudited Consolidated Financial Statements

         Consolidated Balance Sheets at December 31, 1996 and 1995.

         Consolidated Statements of Income for the years ended December 31, 1996 and 1995.

         Consolidated Statements of Stockholders' Equity for the years ended December 31, 1996 and 1995.

         Consolidated Statements of Cash Flows for the years ended December 31, 1996 and 1995.

         Notes to Consolidated Financial Statements

(C)      Pro Forma Financial Information

         Unaudited Pro Forma Combined Condensed Statement of Financial Condition at June 30 , 1997.

         Unaudited Pro Forma Combined Condensed Statement of Income for the six months ended June 30, 1997 and the year ended December 31, 1996, the nine months ended December 31, 1995 and the year ended March 31, 1995.

         Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(D)      Exhibits

         Agreement and Plan of Merger,  August 8, 1997 (as amended,  October 16,
         1997), by and among Republic Security Financial Corporation, Republic Security Bank, County Financial Corporation and County National Bank of South Florida.

                     REPUBLIC SECURITY FINANCIAL CORPORATION
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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be
                           signed on its behalf by the
                     undersigned thereunto duly authorized.






                                    Republic Security Financial Corporation
                                    (Registrant)





Date:  December 8, 1997              /s/ Carla H. Pollard
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                                     Carla H. Pollard
                                     Vice President/Controller



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